As filed with the Securities and Exchange Commission on January 27, 1998

-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  JANUARY 21, 1998


                      EQUITY RESIDENTIAL PROPERTIES TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                                  1-12252           13-3675988
(STATE OR OTHER JURISDICTION            (COMMISSION        (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)       FILE NUMBER)      IDENTIFICATION NO.)


                     TWO NORTH RIVERSIDE PLAZA, SUITE 400
                               CHICAGO, ILLINOIS                 60606
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      Registrant's telephone number, including area code:  (312) 474-1300

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

------------------------------------------------------------------------------

ITEM 7.  Financial Statements, PRO FORMA Financial Information and Exhibits


EXHIBIT
NUMBER    EXHIBIT

 1 Form of Terms Agreement dated January 21, 1998 which is being filed pursuant to Item 601(b)(1) of Regulation S-K as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-32183, under the Securities Act of 1933, as amended, and, as this Form 8-K filing is incorporated by reference in such registration statement, the Form of Terms Agreement is set forth in full in such registration statement; the Form of Terms Agreement incorporates the terms and provisions of Equity Residential Properties Trust (a Maryland real estate investment trust) - Common Shares of Beneficial Interest, Preferred Shares of Beneficial Interest and Depositary Shares -- Standard Underwriting Provisions, dated May 16, 1997, which was previously filed as Exhibit 1 to the Registrant's registration statement on Form S-3, file no. 333-27153 under the Securities Act of 1933, as amended, and is incorporated herein by reference thereto and, as this Form 8-K filing is incorporated by reference in registration statement no. 333-32183, such Standard Underwriting Provisions are set forth in full in such registration statement.

 5 Opinion of Rosenberg & Liebentritt, P.C., with an opinion of Hogan & Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-32183, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EQUITY RESIDENTIAL PROPERTIES TRUST


Date:  January 27, 1998            By: /s/ David J. Neithercut
                                   David J. Neithercut, Executive Vice
                                   President and Chief Financial Officer